SUBSIDIARIES OF REGISTRANT	Exhibit 21

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name

Kelly Services (Canada), Ltd.	Canada	Kelly Services

Kelly Properties, LLC	Delaware	Kelly Properties

Kelly Receivables Funding, LLC	Delaware	Kelly Receivables Funding

Kelly Receivables Services, LLC	Delaware	Kelly Receivables Services
(a subsidiary of Kelly Properties, LLC)

Kelly Services (Ireland), Ltd.	Delaware	Kelly Services
(a subsidiary of Kelly Properties, LLC)

Kelly Services (UK) Ltd.	United Kingdom	Kelly Services, Ltd.
(a subsidiary of Kelly Services Management S.a.r.l.)

Kelly Payroll Services Limited	United Kingdom	Kelly Services, Ltd.
(a subsidiary of Kelly Services (UK) Ltd.)

Kelly Services (Australia), Ltd.	Delaware	Kelly Services

Kelly Services (New Zealand), Ltd.	Delaware	Kelly Services

Kelly Services of Denmark, Inc.	Delaware	Kelly Services

Kelly Services (Nederland), B.V.	Netherlands	Kelly Services

Kelly Administratiekantoor, B.V.	Netherlands	Kelly Services
(a subsidiary of Kelly Services (Nederland) B.V.)

Kelly Managed Services (Nederland) B.V.	Netherlands	Kelly Services
(a subsidiary of Kelly Services (Nederland) B.V.)

Kelly Services Norge AS	Norway	Kelly Services
(a subsidiary of Kelly Services Management S.a.r.l.)

Kelly Services Management AS	Norway	Kelly Services
(a subsidiary of Kelly Services Norge AS)

Kelly Services Mexico, S.A. de C. V.	Mexico	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly
Properties, LLC)

Outsourcing de Servicios y Manufactura, S.A.	Mexico	Kelly Services
(a subsidiary of Kelly Services Mexico, S.A. de C.V.
and Kelly Properties, LLC)

QSM, S.A. de C.V.	Mexico	Kelly Services
(a subsidiary of Kelly Services Mexico, S.A. de C.V.
and Kelly Properties, LLC)

Kelly Services (Suisse), SA	Switzerland	Kelly Services

SUBSIDIARIES OF REGISTRANT	Exhibit 21

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name

Kelly Services Management S.a.r.l.	Switzerland	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)

Kelly Services Management SCS	France	Kelly Services
(a subsidiary of Kelly Services Management S.a.r.l. and
Kelly Services (Suisse), SA)

Kelly Services France, S.A.S.	France	Kelly Services
(a subsidiary of Kelly Services Management SCS)

Kelly Services, S.A.S.	France	Kelly Services
(a subsidiary of Kelly Services France, S.A.S.)

Competences RH, S.a.r.l.	France	Competences RH
(a subsidiary of Kelly Services France, S.A.S.)

Kelly Services Luxembourg, S.a.r.l.	Luxembourg	Kelly Services

Kelly Outsourcing & Consulting Group, S.a.r.l.	Luxembourg	Kelly Services
(a subsidiary of Kelly Services Luxembourg, S.a.r.l.)

Kelly Services S.p.A.	Italy	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly Properties LLC)

Kelly Management Services, S.r.l.	Italy	Kelly Management Services
(a subsidiary of Kelly Services S.p.A.)

Kelly Services CIS, Inc.	Delaware	Kelly Services

LLC Kelly Services CIS	Russia	Kelly Services
(a subsidiary of Kelly Services Management Sarl)

LLC Kelly Services IT solutions	Russia	Kelly Services
(a subsidiary of LLC Kelly Services CIS and
Kelly Services Management Sarl)

Kelly Services Deutschland GmbH	Germany	Kelly Services

access KellyOCG GmbH	Germany	access
(a subsidiary of Kelly Services Deutschland GmbH)

Kelly Services GmbH (a subsidiary of access KellyOCG GmbH) access Recruiting Services GmbH	Germany Austria	Kelly Services access
(a subsidiary of access KellyOCG GmbH)

SUBSIDIARIES OF REGISTRANT	Exhibit 21

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name

Kelly Services Interim (Belgium) SPRL	Belgium	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly
Properties, LLC)

Kelly Services Outsourcing and Consulting Group SA/NV	Belgium	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly
Properties, LLC)

Kelly Services Sverige AB	Sweden	Kelly Services

Kelly Services AB	Sweden	Kelly Services
(a subsidiary of Kelly Services Sverige AB)

Kelly Services – Empressa De Trabalho Temporario,	Portugal	Kelly Services
Unipessoal, Lda.

Kelly Services – Gestao De Processos, Lda.	Portugal	Kelly Services
(a subsidiary of Kelly Services – Empressa De Trabalho
Temporario, Unipessoal, Lda. and Kelly Services, Inc.)

Kelly Services Healthcare Unipessoal, Lda.	Portugal	Kelly Services
(a subsidiary of Kelly Services – Gestao De Processos. Lda.)

Kelly Services Hungary Staffing, LLC	Hungary	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly
Properties, LLC)

Kelly Services Poland Sp.zo.o.	Poland	Talents

Toner Graham Limited	United Kingdom	Toner Graham
(a subsidiary of Kelly Services (UK) Ltd.)

Kelly Services (Singapore) Pte. Ltd.	Singapore	Kelly Services

BTI Consultants Pte. Ltd.	Singapore	BTI Consultants
(a subsidiary of Kelly Services (Singapore) Pte. Ltd.)

P-Serv Pte. Ltd.	Singapore	P-Serv
(a subsidiary of Kelly Services (Singapore) Pte. Ltd.)

P-Serv (Hong Kong) Ltd.	Hong Kong	Kelly Services
(a subsidiary of P-Serv Pte. Ltd.)

Eradekad SDN. BHD.	Malaysia	Kelly Services

Kelly Services (Malaysia), SDN. BHD.	Malaysia	Kelly Services
(a subsidiary of Eradekad SDN. BHD. and
Kelly Services, Inc.)

SUBSIDIARIES OF REGISTRANT	Exhibit 21

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name

Agensi Pekerjann Kelly Search (Malaysia), SDN. BHD	Malaysia	Kelly Services
(a subsidiary of Kelly Services (Malaysia), SDN. BHD

Agensi Pekerjaan BTI Consultants SDN. BHD.	Malaysia	BTI Consultants
(a subsidiary of Eradekad SDN. BHD. and
Kelly Services, Inc.)

Era Tenage Sdn. Bhd	Malaysia	Kelly Services

Agensi Pekerjaan Kerjaya Sukses Sdn. Bhd	Malaysia	Kelly Services

BTI Consultants (India) Private Limited	India	BTI Consultants
(a subsidiary of Kelly Services, Inc. and Kelly
Properties, LLC)

Kelly Services (India) Pvt. Ltd.	India	Kelly Services
(a subsidiary of BTI Consultants (India) Pvt. Ltd.)

Kelly Services Holding (Thailand) Co. Ltd.	Thailand	Kelly Services
(a subsidiary of Kelly Services, Inc., Kelly Properties, LLC,
Kelly Services of Denmark, Inc., Kelly Services (New
Zealand), Ltd., Kelly Services (Ireland), Ltd., Kelly Services
(Australia), Ltd., and Chayamitra Capital Company Limited)

BTI Executive Placement (Thailand) Co. Ltd.	Thailand	BTI Consultants
(a subsidiary of Kelly Services Holding (Thailand) Co. Ltd.,
Kelly Services, Inc., Kelly Properties, LLC, Kelly Services of
Denmark, Inc., Kelly Services (New Zealand), Ltd., Kelly
Services (Ireland), Ltd., and Kelly Services (Australia), Ltd.)

Kelly Services Staffing & Recruitment (Thailand) Co., Ltd.	Thailand	Kelly Services
(a subsidiary of Kelly Services Holding (Thailand) Co. Ltd.,
Kelly Services, Inc., Kelly Properties, LLC, Kelly Services of
Denmark, Inc., Kelly Services (New Zealand), Ltd., Kelly
Services (Ireland), Ltd., and Kelly Services (Australia), Ltd.)

PT Kelly Services Indonesia Ltd.	Indonesia	BTI Consultants
(a subsidiary of Kelly Services, Inc. and Kelly
Properties, LLC)

Kelly Services Japan, Inc.	Japan	Kelly Services

SUBSIDIARIES OF REGISTRANT	Exhibit 21

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name

Kelly Investment and Consulting (Shanghai) Co., Ltd.	China	Kelly Investment and Consulting

Kelly Services Brasil Investimentos E Participacoes Ltda.	Brazil	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly Properties,
LLC)

Kelly Services Brasil Investimentos E Participacoes II Ltda.	Brazil	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly Properties,
LLC)

Tradição Planejamento e Tecnologia de Serviços S.A.	Brazil	Tradição
(a subsidiary of Kelly Services Brazil Investimentos E
Participacoes II Ltda. and Kelly Services Brasil
Investimentos E Participacoes Ltda.)

Tradição Tecnologia e Servicos Ltda.	Brazil	Tradição
(a subsidiary of Tradição Planejamento e Tecnologia de
Serviços S.A. and Kelly Services Brasil Investimentos
E Participacoes II Ltda.)